PUBLIC OFFERING
SUBSCRIPTION AGREEMENT
AND
CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

NATCORE TECHNOLOGY, INC.

FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION REGARDING INVESTMENT RISKS, SUBSCRIBERS ARE URGED TO READ THE PROSPECTUS.

          This Subscription Agreement and Confidential Subscriber Questionnaire are part of the Natcore Technology, Inc.’s (the “Company”) registration statement dated June 6, 2016, and is to be used to purchase shares of the Company’s common stock in the Company’s public offering of 5,000,000 shares, $.001 par value, at $0.31 per share on a best efforts, no-minimum basis (the “Public Offering”).

          If a person or entity (a “Subscriber”) wishes to take part in the Public Offering, the Subscriber must complete the entire Subscription Agreement and Confidential Subscriber Questionnaire. Subscribers should read the instructions carefully on how to complete these documents. Incomplete Subscription Agreements and Confidential Subscriber Questionnaire or documents which fail to include the necessary attachments will be rejected.

          The Company must receive properly completed Subscription Agreements no later than December 6, 2016 (the “Expiration Date”), unless extended. The Expiration Date may occur prior to the aforementioned date if the offering is fully subscribed before that date, or the Company decides to terminate the offering prior to that date. The Company may conduct multiple closings of the offering until the offering is fully subscribed or terminated. In either event, the offering may be closed without further notice to investors.

THE COMPANY RESERVES THE RIGHT IN ITS SOLE AND ABSOLUTE DISCRETION TO REJECT THE SUBSCRIPTION OF ANY SUBSCRIBER FOR ANY REASON AT ALL, INCLUDING THE SUBSCRIBER’S FAILURE TO MEET THE SUITABILITY REQUIREMENTS PRESCRIBED BY THE STATE OF SUCH SUBSCRIBER’S RESIDENCE. IF THE COMPANY REJECTS SUCH SUBSCRIPTION, THE COMPANY WILL DO SO PROMPTLY AND ANY CASH PAYMENTS AND COPIES OF ALL EXECUTED SUBSCRIPTION DOCUMENTS WILL BE PROMPTLY RETURNED, WITHOUT INTEREST OR DEDUCTION, IN THE CASE OF CASH PAYMENTS.

INSTRUCTIONS ON COMPLETING THIS PUBLIC OFFERING SUBSCRIPTION
AGREEMENT & CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

Any person or entity subscribing (a “Subscriber”) to invest in the common stock shares (the “Shares”) of Natcore, Technology, Inc. (the “Company”), a British Columbia corporation, may do so only by means of the completion, delivery and acceptance of the subscription documents in this package (the “Subscription Documents”) as follows:

1.	Complete the Confidential Subscriber Questionnaire.

2.	Date and sign the signature page of the Confidential Subscriber Questionnaire and Subscription Agreement.

3.

Natural persons must submit a proof of residency by attaching alegiblecopy ofthe Subscriber’sdriver’slicense,passportorothergovernment issued photo identification.Iftheshares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government issued photoidentification.

4.	Subscribers, other than natural persons, must submit a copy of their certificate of incorporation or organization (or analogous document).

5.

Complete and sign IRS Form W-9, attached as Appendix C hereto, to certify your tax identification number. If you are not a U.S. person, you must instead complete the appropriate IRS Form W-8. For the appropriate Form W-8 and an updated Form W-9, please go to www.irs.gov.

DELIVERY INSTRUCTIONS. Subscribers must deliver the Subscription Documents to the Company at the address listed below:

ARMSTRONG SIMPSON, Barristers & Solicitors
Attn: Shauna Hartman
2080 – 777 Hornby Street
Vancouver BC, Canada, V6Z 1S4

SUBSCRIPTION PAYMENTS. Subscribers must tender payment by check, money order or wire of immediately available fundsin theamountoftheTotalPurchasePricefortheshares payable in U.S. Dollars. If you are paying by check or money order, please make the check or money order payable to “Natcore Technology, Inc.” and send it to:

Natcore Technology, Inc.
Attn: Pat Zubil
189 N. Water Street, Suite 700
Rochester, NY 14604

Ifyou are paying by wire transfer, please use the following instructions:

Bank:	Bank of America
Address:	74 Highway 35, Red Bank, NJ 07701
ABA Number:	026009593
Account No.:	009421394942
For Credit to:	Natcore Technology, Inc.
Reference:	[Subscriber Name]

ADDITIONAL INFORMATION. For additional information concerning subscriptions, Subscribers should contact Thomas J. Scarpa at is scarpa@natcoresolar.com or (585) 286-9180.

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

THE SUBSCRIBER UNDERSTANDS THAT THE REPRESENTATIONS CONTAINED IN THIS CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE ARE MADE FOR THE PURPOSE OF ESTABLISHING THE SUBSCRIBER’S ELIGIBILITY TO PURCHASE THE COMPANY’S SHARES. THE SUBSCRIBER HEREBY REPRESENTS THAT THE STATEMENT OR STATEMENTS INITIALED BELOW AND SET FORTH HEREIN AND ELSEWHERE, INCLUDING THE SUBSCRIPTION AGREEMENT, ARE TRUE AND CORRECT IN ALL RESPECTS. THE SUBSCRIBER UNDERSTANDS THAT A FALSE REPRESENTATION MAY CONSTITUTE A VIOLATION OF LAW, AND THAT ANY PERSON WHO SUFFERS DAMAGE AS A RESULT OF A FALSE REPRESENTATION MAY HAVE A CLAIM AGAINST THE SUBSCRIBER FOR DAMAGES.

SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS WHO ARE ELIGIBLE INVESTORS WITHIN THE MEANING OF APPLICABLE FEDERAL AND STATE SECURITIES REGULATIONS. UNLESS OTHERWISE INDICATED, RESPONSES SHOULD BE GIVEN BY REFERENCE TO THE SPECIFIC PERSON FOR WHOSE ACCOUNT THE SHARES ARE BEING ACQUIRED. THE SUBSCRIBER MAY BE REQUIRED TO PROVIDE SUCH FURTHER INFORMATION AND EXECUTE AND DELIVER SUCH DOCUMENTS AS THE COMPANY MAY REASONABLY REQUEST TO VERIFY THAT THE SUBSCRIBER QUALIFIES AS AN ELIGIBLE INVESTOR.

A. Name of Subscriber. Provide the full legal name of the Subscriber(s). In the case of organizations, provide the type of entity (e.g., corporation, partnership, or trust) and its state of organization.

____________________________________________________________________________________________________________

B. Social Security Number (Individuals) or Tax Identification Number (Entities). Provide the social security number or tax identification number of the Subscriber.

____________________________________________________________________________________________________________

C. Date of Birth (Individuals) or Date of Organization (Entities). Provide the date of birth or date of organization of the Subscriber.

____________________________________________________________________________________________________________

D. Residence Address and Telephone Number (Individuals). Please indicate your residence address and telephone number.

Address

Address

City, State, Zip

Telephone

E. Business Address and Telephone Number (All Investors). Please indicate your business address and telephone number.

Address

Address

City, State, Zip

Telephone

F. Net Worth (Individuals). Provide the Net Worth of the Subscriber(s). Net Worth” means the total value of all assets, minus the total value of all liabilities. The value of an asset is equal to the price at which an investor could reasonably expect to sell the asset. In calculating net worth, an investor should only include assets that are liquid, meaning assets that consist of cash or something that could be quickly and easily converted into cash, such as publicly-traded stock. An investor should not include illiquid assets in the calculation of net worth, such as homes, home furnishings or cars.

____________________________________________________________________________________________________________

G. Annual Gross Income (Individuals). Provide the Annual Gross Income of the Subscriber(s). “Annual gross income” means the total amount of money you earn each year, before deducting any amounts for taxes, insurance, retirement contributions or any other payment or expenses.

____________________________________________________________________________________________________________

ACKNOWLEDGEMENT AND CERTIFICATION

          The undersigned Subscriber does represent and certify under penalty of perjury, by executing the below, that the foregoing statements are true and correct and that he/she has (they have) by the following signature(s) this ______ day of ______________, 201__.

Signature of Subscriber

Name

Signature of Subscriber

Name

SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION.

          1.1 The undersigned (the “Subscriber”), desiring to become a shareholder in NATCORE TECHNOLOGY, INC., a corporation organized under the laws of British Columbia, Canada (the “Company”), hereby subscribes for and agrees to purchase shares of common stock issued by the Company (the “Securities”) pursuant to the Company’s offering of 5,000,000 shares, $.001 par value, at $0.31 per share on a best efforts, no-minimum basis (the “Public Offering”) described in, and upon the terms and conditions set forth in, the prospectus dated June 6, 2016, as amended or supplemented through the closing of the Public Offering (the “Prospectus”), as follows.

          1.2 The Subscriber hereby irrevocably agrees to deliver directly to the Company payment for the Securities and a completed copy of this Subscription Agreement and Confidential Subscriber Questionnaire to the address provided therein in accordance with the terms and conditions herein set forth. The purchase price will be paid in accordance with the terms and conditions of the Company’s Prospectus, the terms of which are incorporated herein by this reference.

          1.3 Subscriber acknowledges that the completion of the issue and sale by the Company and the purchase by the Subscriber of the Securities pursuant to this Subscription Agreement (the “Closing”) shall be completed in the place and the manner determined by the Company and that the completion of the this offering of Securities may take place in one or more closings as determined by the Company.

2. ACCEPTANCE OF SUBSCRIPTION.The Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments). In the case of acceptance, ownership of the number of Securities being purchased hereby will pass to the Subscriber upon issuance of the Securities subscribed for and will be deemed to be acceptance of this offer.

3. IRREVOCABILITY. The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Subscriber, if applicable, that the subscription hereunder is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber, and the Subscriber’s respective heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

4. INDEMNIFICATION. The Subscriber agrees to indemnify and hold harmless the Company and all of its affiliates, officers, directors, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investing preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

5. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber and any others for whom the Subscriber may be contracting hereunder acknowledges, represents, warrants and covenants to and with the Company that, as at the date given above and at the Closing:

(a)

no prospectus has been filed by the Company with any securities regulatory authority in Canada (the “Commissions”) in connection with the issuance of the Securities, such issuance is exempted from the prospectus requirements of provincial securities legislation in Canada (the “Acts”) and that:

	(i)	the Subscriber is restricted from using most of the civil remedies available under the Acts;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under the Acts; and

	(iii)	the Company is relieved from certain obligations that would otherwise apply under the Acts;

(b)

the Subscriber certifies that it and any beneficial purchaser for whom it is acting (a “Beneficial Purchaser”) is resident in the United States of America at the address set out under part D of the Confidential Subscriber Questionnaire which address is the residence or principal place of business of the Subscriber, or Beneficial Purchaser, as the case may be, and such address was not obtained or used solely for the purpose of acquiring the Securities;

(c)	the Subscriber is either:

(i)

purchasing the Securities as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Securities as principal, and in either case is purchasing the Securities for investment only and not with a view to the resale or distribution of all or any of the Securities; or

(ii)

purchasing the Securities as agent for a Beneficial Purchaser, all of whom are disclosed on the execution page of this agreement, and is not deemed under the Acts to be purchasing the Securities as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of such Beneficial Purchaser, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Securities and the Subscriber in its capacity as agent is acting in compliance with all applicable securities and other laws; or

(d)	the Subscriber certifies that neither it nor the Beneficial Purchaser, if applicable, is resident in any province or territory of Canada and acknowledges that:

	(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

	(ii)	there is no government or other insurance covering the Securities;

	(iii)	there are risks associated with the purchase of the Securities;

(iv)

there are restrictions on the Subscriber’s or the Beneficial Purchaser’s ability to resell the Securities and it is the responsibility of the Subscriber or the Beneficial Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Subscriber or the Beneficial Purchaser;

(e)	no person has made to the Subscriber or the Beneficial Purchaser, if applicable, any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Company’s securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Company’s securities for trading on a stock exchange, other than the TSX Venture Exchange;

(f)

the Subscriber or, the Beneficial Purchaser, as the case may be, will not become a “control person” by virtue of the purchase of the Securities, and does not intend to act in concert with any other person to form a control group of the Company;

(g)	this subscription has not been solicited in any other manner contrary to the Acts;

(h)

neither the Subscriber nor the Beneficial Purchaser, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(i)

the Subscriber’s decision to tender this offer and purchase the Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company, or any other person and is based entirely upon this Agreement and currently available public information concerning the Company;

(j)

the Company will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Securities to the Subscriber or the Beneficial Purchaser, as the case may be, being exempt from the prospectus and registration requirements under applicable relevant securities legislation in Canada;

(k)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, in the jurisdiction in which the Subscriber is resident, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber;

(l)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or the Beneficial Purchaser, if applicable, or of any agreement, written or oral, to which the Subscriber or the Beneficial Purchaser, if applicable, may be a party or by which it is or may be bound;

(m)

this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber and, if applicable, the Beneficial Purchaser;

(n)

the Subscriber has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Securities by applicable securities legislation and regulatory policies and confirms that no representations by the Company have been made respecting the hold periods applicable to the Securities;

(o)

the Subscriber and, if applicable, the Beneficial Purchaser are aware of the risks and other characteristics of the Securities and of the fact that the Subscriber and, if applicable, the Beneficial Purchaser may not be able to resell the Securities purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Securities will be subject to resale restrictions in Canada and will bear a legend to this effect;

(p)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, the Beneficial Purchaser will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

(q)

the Subscriber or, if applicable, the Beneficial Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(r)

the Subscriber or, if applicable, the Beneficial Purchaser, if a corporation or other non-individual entity, has previously filed with the TSX Venture Exchange a Form 4C, Corporate Placee Registration Form, and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the TSX Venture Exchange up to the date of this Agreement, or will deliver a completed Form 4C, Corporate Placee Registration Form in the form attached hereto as Appendix I to the Company; and

(s)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

6. RESALE RESTRICTIONS. The Subscriber understands and acknowledges that the Securities will be subject to certain resale restrictions under the Acts and the TSX Venture Exchange’s policies during the resale restricted period, the terms of which will be endorsed on the certificates representing such Securities as a printed legend, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber or, if applicable, the Beneficial Purchaser is solely responsible for complying with such restrictions and the Company is not responsible for ensuring compliance by the Subscriber or, if applicable, the Beneficial Purchaser with the applicable resale restrictions.

7. MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8. NOTICES. Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if: (a) deposited, postage prepaid, in the United States or any other country of the Subscriber’s residence mail box, stamped registered or certified mail, return receipt requested, or by overnight courier, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Subscriber, to the address set forth hereinafter; or (b) delivered personally at such address; or (c) telecopied to the Company, and if to the Subscriber, at the number set forth in this Subscription Agreement.

9. COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10. ENTIRE AGREEMENT. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

11. SEVERABILITY. Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

12. TRANSFERABILITY; ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the Subscriber.

13. APPLICABLE LAW. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of New York.

14. PRIVACY LEGISLATION. The Subscriber acknowledges and consents the Company is collecting the Subscriber’s (and any beneficial Subscriber for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Company retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Company may be required by applicable securities laws, stock exchange rules and/or Investment Dealers Association of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial Subscriber for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial Subscribers for which the Subscriber is contracting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the Subscriber’s personal information, or that of each beneficial Subscriber for whom the Subscriber are contracting hereunder, as follows:

(a)

for internal use with respect to managing the relationships between and contractual obligations of the Company and the Subscriber or any beneficial Subscriber for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Company’s transfer agent and registrar;

(c)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(d)

disclosure to securities regulatory authorities (including the TSX Venture Exchange and the Ontario Securities Commission) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)

disclosure to a governmental or other authority (including the TSX Venture Exchange and the Ontario Securities Commission) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required or permitted by law.

The Subscriber further acknowledges that the Ontario Securities Commission collects personal information in forms submitted to it by the Company, including information about the Subscriber, the Subscriber’s address and contact information, and the Subscriber’s subscription. The Subscriber acknowledges that the Ontario Securities Commission is entitled to collect the information under authority granted to it under Ontario securities legislation for the purpose of administration and enforcement of the securities legislation in Ontario. The Subscriber acknowledges that it may obtain information regarding the collection of this information by contacting the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario M5H 3S8, Telephone: (416) 593-3682, Facsimile: (416) 593 8252. The Subscriber consents to the collection of personal information by the Ontario Securities Commission.

The Subscriber further acknowledges and consents to the disclosure of personal information to the TSX Venture Exchange and its affiliates, authorized agents, subsidiaries and divisions, as required from the TSX Venture Exchange; and the collection, use and disclosure of personal information by the TSX Venture Exchange for the purposes described in Appendix 6A and 6B of the TSX Venture Exchange Corporate Finance Manual or as otherwise identified by the TSX Venture Exchange from time to time.

15. SUBSCRIPTION INFORMATION.

          15.1 The Subscriber hereby subscribes for Securities in the amounts, and tenders payment in cash in consideration therefor, as further set forth below. Please make payment by check, money order or wire transfer of immediately available funds. Checks and money orders shall be payable to “Natcore Technology, Inc”, sent to Natcore Technology, Inc., Attn: Pat Zubil, 189 N. Water Street, Suite 700, Rochester, NY 14604. If paying by wire transfer, please use the following instructions:

Bank:	Bank of America
Address:	74 Highway 35, Red Bank, NJ 07701
ABA Number:	026009593
Account No.:	009421394942
For Credit to:	Natcore Technology, Inc.
Reference:	[Subscriber Name]

          15.2 The Subscriber hereby subscribes for ______ (__) Shares(s) priced $0.31 per share in the principal amount of ______________ Dollars ($_________________). Subscriber hereby delivers this completed and signed Subscription Agreement and concurrently herewith tenders payment in such amount to the Company.

          15.3 If the Securities hereby subscribed for are to be owned by more than one person in any manner, the Subscriber understands and agrees that all of the co-owners of such Securities must sign this Subscription Agreement.

          IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury, by executing the Subscriber’s signature pages of this Subscription Agreement, that the foregoing statements are true and correct and that he/she has (they have) by the following signature(s) executed this Subscription Agreement this ______ day of ______________, 201__ at _________________________________.

Subscription received and accepted at _________________, __________________.
(City)	(State)

Signature of Subscriber

Name & Title, if applicable

Signature of Subscriber

Name & Title, if applicable

APPENDIX I

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

Placee Information:

(a)	Name: __________________________________________________________________________________________

(b)	Complete Address: ________________________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation:

(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ___________________________________

(b) Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? _____________________

If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(d)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(e)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(f)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(g)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(h)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

_______________
*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

		(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

		(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

	(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions

(a) Dated and certified (if applicable), acknowledged and agreed, at ________________________on _________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT